Fountain Short Duration High Income Fund
A series of Investment Managers Series Trust

Supplement dated May 2, 2014, to the
 Prospectus dated September 30, 2013

Palmer Square Capital Management LLC, the advisor to the Fountain Short Duration High Income Fund, has a new address.  All references in the Prospectus to the advisor’s principal address are hereby replaced with:

2000 Shawnee Mission Parkway, Suite 300
Mission Woods, KS 66205.

Please file this Supplement with your records.